UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 10, 2012

Belden Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-12561	36-3601505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7733 Forsyth Boulevard, Suite 800

St. Louis, Missouri 63105

(Address of Principal Executive Offices, including Zip Code)

(314) 854-8000

(Registrant’s telephone number, including area code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 9.01 Financial Statements and Exhibits.

SIGNATURES

EXHIBIT INDEX

Exhibit 23.1 Consent of Ernst & Young LLP

Exhibit 99.1 Combined financial statements of Broadband Division of John Mezzalingua Associates, Inc. d/b/a PPC and Affiliates for the years ended December 31, 2011 and 2010

Exhibit 99.2 Unaudited combined interim financial statements of Broadband Division of John Mezzalingua Associates, Inc. d/b/a PPC and Affiliates for the nine-month periods ended September 30, 2012 and 2011

Exhibit 99.3 Unaudited combined condensed pro forma financial information of Belden Inc. and Broadband Division of John Mezzalingua Associates, Inc. d/b/a PPC and Affiliates for the nine months ended September 30, 2012 and for the year ended December 31, 2011

This Amendment No. 1 on Form 8-K/A amends and supplements the Current Report on Form 8-K of Belden Inc. (the Company) filed with the Securities and Exchange Commission on December 12, 2012 (the Initial Form 8-K) to include financial statements permitted pursuant to Item 9.01 of Form 8-K to be excluded from the Initial Form 8-K and filed by amendment to the Initial Form 8-K no later than 71 days after the date on which the Initial Form 8-K was required to be filed. As previously reported in the Initial Form 8-K, on December 10, 2012, the Company acquired PPC Broadband, Inc., a Delaware corporation, and SKT International Holdings B.V., a company organized under the laws of The Netherlands.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

(i)	Combined balance sheets of Broadband Division of John Mezzalingua Associates, Inc. d/b/a PPC and Affiliates as of December 31, 2011 and 2010, and combined statements of income, parent company equity, and cash flows for the years ended December 31, 2011 and 2010, and notes thereto.

(ii)	Combined interim balance sheets of Broadband Division of John Mezzalingua Associates, Inc. d/b/a PPC and Affiliates as of September 30, 2012 and December 31, 2011, combined interim statements of income and comprehensive income for the nine-month periods ended September 30, 2012 and 2011, combined interim statements of cash flows for the nine-month periods ended September 30, 2012 and 2011, and notes thereto.

(b)	Pro Forma Financial Information

An unaudited pro forma combined condensed balance sheet for the Company and Broadband Division of John Mezzalingua Associates, Inc. d/b/a PPC and Affiliates as of September 30, 2012, unaudited pro forma combined condensed statements of operations for the nine-month period ended September 30, 2012 and for the year ended December 31, 2011, and the notes thereto.

(d)	Exhibits

Exhibit 23.1 Consent of Ernst & Young LLP

Exhibit 99.1 Combined financial statements of Broadband Division of John Mezzalingua Associates, Inc. d/b/a PPC and Affiliates for the years ended December 31, 2011 and 2010

Exhibit 99.2 Unaudited combined interim financial statements of Broadband Division of John Mezzalingua Associates, Inc. d/b/a PPC and Affiliates for the nine-month periods ended September 30, 2012 and 2011

Exhibit 99.3 Unaudited combined condensed pro forma financial information of Belden Inc. and Broadband Division of John Mezzalingua Associates, Inc. d/b/a PPC and Affiliates for the nine months ended September 30, 2012 and for the year ended December 31, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BELDEN INC.

Date: February 25, 2013	By:	/s/ Kevin L. Bloomfield
Kevin L. Bloomfield
Senior Vice President, Secretary and General Counsel